Exhibit 99.2
Investor Presentation REALTY GROWTH October 2022 West Broad Village Glen Allen, VA

Company Highlights


Publix
FOOD & PHARMACY
Madison Yards
Atlanta, GA

Differentiated Investment Strategy

Focusing on Asset Recycling and Value-Add Acquisitions

Stable and Flexible Balance Sheet

Ample Liquidity and No Upcoming Debt Maturities


WHOLE FOODS MARKET
West Broad Village
Glen Allen, VA


Jordan Landing
West Jordan, UT

Sunbelt Retail & Mixed-Use

Multi-tenant portfolio in attractive business-friendly markets with strong demographics and outsized long-term growth potential


Madison Yards
Atlanta, GA


The Shops at Legacy
Plano, TX


The Shops at Legacy
Plano, TX


RECREATIONAL EQUIPMENT, INC.
West Broad Village
Glen Allen, VA


Daytona Beachside Restaurants
Daytona Beach, FL

Active Asset Management

Emphasizing Operational Upside

Experienced Leadership Team

With Deep REIT and Real Estate Experience


The Strand at St. John's Town Center

CTO NYSE © CTO Realty Growth, Inc. | ctoreit.com
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© CTO Realty Growth, Inc. | ctoreit.com Company Profile 3 As of October 26, 2022, unless otherwise noted. (1) Based on $20.01 per share common stock price as of October 26, 2022. The Exchange at Gwinnet Buford, GA 19 3.1M 8.0% PROPERTIES SQUARE FEET IMPLIED CAP RATE 8.4% IMPLIED INVESTMENT YIELD 93% LEASED OCCUPANCY $376M $427M $871M EQUITY MARKET CAP (1) OUTSTANDING DEBT ENTERPRISE VALUE (NET OF CASH) SERIES A PREFERRED $75M Q3 2022 ANNUALIZED DIVIDEND $1.52/share 7.6% CURRENT ANNUALIZED DIVIDEND YIELD (1)  $40M INVESTMENT IN ALPINE INCOME PROPERTY TRUST $1.79 – $1.82 AFFO PER SHARE GUIDANCE RANGE

© CTO Realty Growth, Inc. | ctoreit.com NAV Components 4 Net Operating Income of Income Property Portfolio (1) $60.5 $60.5 $60.5 $60.5 $60.5 ÷ Capitalization Rate 6.50% 6.75% 7.00% 7.25% 7.50% Income Portfolio Value $931.3 $896.8 $864.8 $835.0 $807.1 Other Assets: + Estimated Value for Subsurface Interests, Mitigation Credits and Other Assets (2) $16.8 $16.8 $16.8 $16.8 $16.8 + Par Value Outstanding Balance of Structured Investments Portfolio (2) 46.4 46.4 46.4 46.4 46.4 + Cash, Cash Equivalents & Restricted Cash 7.4 7.4 7.4 7.4 7.4 + Value of Shares & Units in Alpine Income Property Trust (PINE) 39.6 39.6 39.6 39.6 39.6 + Value of PINE Management Agreement (3) 10.0 10.0 10.0 10.0 10.0 Other Assets Value $120.2 $120.2 $120.2 $120.2 $120.2 Total Implied Asset Value $1,051.5 $1,017.0 $985.0 $955.2 $927.3 - Total Debt Outstanding $426.8 $426.8 $426.8 $426.8 $426.8 - Series A Preferred Equity $75.0 $75.0 $75.0 $75.0 $75.0 Note: 18,800,010 shares outstanding as of October 27, 2022. (1) Based on estimated net operating income of the existing income property portfolio assets as of October 26, 2022. (2) As of September 30, 2022. (3) Calculated using the trailing 24 - month average management fee paid to CTO by PINE as of September 30, 2022, annualized by mu ltiplying by twelve, and then multiplying by three to account for a termination fee multiple.

© CTO Realty Growth, Inc. | ctoreit.com Year - To - Date Highlights 5 Accretive and Opportunistic Investment Activity ▪ Acquired three multi - tenant retail and mixed - used properties (Price Plaza - Houston, TX, Madison Yards – Atlanta, GA, and West Broad Village – Richmond, VA) at a weighted - average going - in cash cap rate of 7 .. 0 % for total acquisition volume of $ 213 .. 2 million ▪ Sold three single tenant income properties, the sole remaining multi - tenant office property, one hotel ground lease, and one muti - tenant retail property for $ 81 .. 1 million at a weighted average exit cap rate of 6 .. 2% ▪ Entered into three structured investments to provide $ 57 .. 7 million of funding towards the development or redevelopment of retail mixed - use properties in submarkets of Atlanta, GA ; Dallas, TX ; and Orlando, FL at a blended initial yield of 8 .. 1% ▪ Currently have several legacy single tenant office properties on the market for disposition Strong Financial Performance ▪ Increased Core FFO and AFFO full year 2022 guidance by 17% and 8% per share at the midpoint, respectively, since the beginnin g o f 2022 ▪ Completed three - for - one common stock split, effective July 1, 2022 ▪ Expanded revolving credit facility from $210 million to $300 million and extended the maturity date to January 2027; no debt mat urities until 2025 ▪ Declared a $0.38 Q3 2022 quarterly common stock dividend, representing a 14% increase over the Q3 2021 quarterly common stock di vidend and a Q3 2022 AFFO payout ratio of 78% Attractive and Well Performing Portfolio ▪ Year - to - date Q3 2022 Same - Property NOI increase of 21.5% ▪ 28% of annualized base rents come from grocery - anchored assets; 88% of annualized base rents come from retail and mixed - use prop erties ▪ Currently 91% occupied and 93% leased ▪ Signed 173,363 square feet of new leases, renewals and extensions with an average increase of 18.6% (1) through the first three quarters of 2022 As of October 26, 2022, unless otherwise noted. (1) Excludes newly leased units that were acquired as vacant.

© CTO Realty Growth, Inc. | ctoreit.com Differentiated Investment Strategy 6 CTO has a retail - oriented real estate strategy that focuses on owning, operating and investing in high - quality properties through direct investment and management structures Multi - Tenant Asset Strategy ▪ Focused on retail - based multi - tenanted assets that have a grocery, lifestyle or community - oriented retail component and a complimentary mixed - use component, located in higher growth MSAs within the continental United States ▪ Acquisition targets are in higher growth markets and exhibit strong current in - place yields with a future potential for increased returns through a combination of vacancy lease - up, redevelopment or rolling in - place leases to higher market rental rates Monetization of Non - Income Producing Assets ▪ CTO has a number of legacy non - income producing assets (mitigation credits and mineral rights) that when monetized, will unlock meaningful equity to be redeployed into income producing assets that can organically drive higher cash flow, FFO and AFFO per share Alpine Income Property Trust and Retained Net Lease Assets ▪ CTO seeded and externally manages Alpine Income Property Trust (NYSE: PINE), a pure play net lease REIT, which is a meaningful and attractive source of management fee income and dividend income through its direct investment of REIT shares and OP unit holdings Targeting Multi - Tenant, Retail - Based, Value - Add Income Property Acquisitions Monetize Legacy Mitigation Credits, Mineral Rights and Other Assets Manage and Retain Ownership in Alpine REIT (NYSE:PINE) Monetize the Retained Net Lease & Office Properties at Opportunistic Valuations Focused Execution

© CTO Realty Growth, Inc. | ctoreit.com Peer Comparisons 15.0x 12.7x 11.8x 11.4x 11.4x 10.8x 10.2x 10.0x 9.9x 8.8x 8.6x 4.5% 4.3% 4.6% 4.6% 7.6% 5.3% 4.3% 4.7% 4.5% 5.3% 5.8% 3.50% 4.50% 5.50% 6.50% 7.50% 8.50% 8.0x 9.0x 10.0x 11.0x 12.0x 13.0x 14.0x 15.0x 16.0x FRT KIM AAT UE CTO AKR SITC BRX KRG WSR RPT (1) All 2022E peer FFO multiples and dividend yield information are based on the closing stock price on July 22, 2022, using annu ali zed dividends and 2022E FFO per share estimates from the KeyBank The Leaderboard report dated July 24, 2022; CTO’s FFO multip le and dividend yield is based on its closing stock price on July 22, 2022, using its Q2 annualized dividend announced on May 24, 2022 (split adjusted), and 2022E Cor e FFO per share guidance as included in the Company’s 2022 Guidance provided on July 28, 2022. CTO has an outsized dividend yield and attractive absolute valuation relative to many of its retail - focused peer group, implying valuation upside. 2022E FFO Multiple and Annualized Dividend Yield (1) 7 CTO is trading at an implied 8.0% cap rate on its income producing property NOI and has a current dividend yield of 7.6%

© CTO Realty Growth, Inc. | ctoreit.com Real Estate and Investment Strategy CTO’s investment strategy is focused on generating relative outsized returns for our shareholders by acquiring and owning well - located properties in markets and states that are business and tax friendly, where the long - term cash flows and underlying real estate values are supported by significant population and job growth. ▪ Focused on markets/states projected to have outsized job and population growth with favorable business climates ▪ Geographic emphasis set to benefit from strong retailer demand to serve increasing populations ▪ Differentiated asset investment strategy prioritizes value - add retail and mixed - use properties with strong real estate fundamentals ▪ Track record of acquiring at meaningful discounts to replacement cost and below market leases where real estate fundamentals will drive outsized rental rate growth ▪ Seek properties with leasing or repositioning upside or highly stable assets with an identifiable opportunity to drive long - term, outsized risk - adjusted returns Miami Orlando Jacksonvill e Tampa Atlanta Nashville Charlotte Raleigh - Durham Washington, DC Dallas Houston Austin Denver Boulder Salt Lake City Las Vegas Reno Phoenix 8 CTO Target Market

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Progress with Portfolio Repositioning 9 $365 $489 $374 0.0 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 450.0 500.0 0.0% 10000.0% 20000.0% 30000.0% 40000.0% 50000.0% 2020 2021 2022 Guidance Monetization of Non-Core Legacy Assets Dispositions Investments Investment and Disposition Activity Cumulative Investment Activity (1) Reflects the midpoint of 2022 Guidance provided on October 27, 2022. (1) The Shops at Legacy Plano, TX The Shops at Legacy Plano, TX

© CTO Realty Growth, Inc. | ctoreit.com Durable Portfolio with Growth Opportunities Recently constructed retail and mixed - use portfolio with a combination of value - add lease up, redevelopment and stable, in - place cash flows in some of the strongest markets in the United States. 10 Stable Cash Flow Essential Retail Repositioning Upside The Shops at Legacy Plano, TX Ashford Lane Atlanta, GA 125 Lincoln & 150 Washington Santa Fe, NM Madison Yards Atlanta, GA The Exchange at Gwinnett Buford, GA The Strand at St. John’s Town Center Jacksonville, FL Crossroads Towne Center Chandler, AZ Beaver Creek Crossings Apex, NC West Broad Village Glen Allen, VA

© CTO Realty Growth, Inc. | ctoreit.com Recent Acquisition – West Broad Village, Glen Allen, VA 11 Newly acquired 392,000 square foot grocery - anchored, mixed - use lifestyle center with attractive long - term upside from value - add leasing ▪ Region’s premier mixed - use destination property anchored by Whole Foods (S&P: AA - ) ▪ Built between 2007 and 2014 and prominently situated on 32.6 acres within Richmond’s affluent Short Pump submarket ▪ National and local tenant lineup concentrated in grocery, food & beverage, education, childcare, entertainment, home décor, and medical sectors ▪ Amplified trade area allowing the property to benefit from five - mile average household incomes of more than $140,000 and a five - mile population of nearly 175,000 ▪ Acquired for $239 per square foot, meaningfully below replacement cost ▪ More than 68,000 square feet of acquired vacancy to drive future cash flow West Broad Village Glen Allen, VA West Broad Village Glen Allen, VA West Broad Village Glen Allen, VA West Broad Village West Broad Village Glen Allen, VA

Recent Acquisition – Madison Yards, Atlanta, GA

CTO REALTY GROWTH

Recently acquired 162,500 square foot grocery-anchored shopping center that has established Atlanta as CTO's top investment market

Publix amc orangetheory salata FirstWatch The Daytime Café Jamba Juice

- Stable, high barrier-to-entry, in-fill location in Atlanta's Inman Park/Beltline submarket
- Over 445 feet of direct Beltline frontage, Atlanta's 22-mile cultural, multiuse outdoor loop that attracts 1.7 million visitors annually
- True live, work, play property, anchored by Publix (17 years) and AMC (13 years), complimented by a service, experiential and food driven tenant lineup
- All leases except for one have base term rent increases
- More than 500 directly adjacent multi-family units and townhomes
- Population over 171,500 in a 3-mile radius; average household income of $130,000 in one mile
- High-quality, class A property built in 2019


Madison Yards
The Beltline
Madison Yards
Atlanta, GA


publix
FOOD & PHARMACY
Madison Yards
Atlanta, GA


salata

© CTO Realty Growth, Inc. | ctoreit.com

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© CTO Realty Growth, Inc. | ctoreit.com Strong Demographic Portfolio 13 Percentages listed based on Annualized Base Rent. Differences are a result of rounding. (1) Source: Esri; Portfolio average weighted by the Annualized Base Rent of each property. (2) As ranked by Urban Land Institute & PWC in the ‘2022 Emerging Trends in Real Estate’ publication. Income Producing Property Atlanta, GA 23% Dallas, TX 13% Richmond, VA 13% Raleigh, NC 8% Jacksonville, FL 8% Phoenix, AZ 7% Albuquerque, NM 6% Houston, TX 5% Santa Fe, NM 4% Tampa, FL 4% Salt Lake City, UT 3% Las Vegas, NV 3% Washington, DC 2% Daytona Beach, FL 2% Orlando, FL <1% Denotes an MSA with over one million people; Bold denotes a Top 30 ULI Market (2) % of Annualized Rent By State 228,950 Portfolio Average 5 - Mile Population (1) $130,500 Portfolio Average 5 - Mile Household Income (1) 0.9% Portfolio Average 2022 - 2027 Projected Annual Population Growth (1) 68% Percentage of Portfolio ABR from ULI’s Top 30 Markets (1) > 20% 10% - 20% 5% - 10% < 5%

© CTO Realty Growth, Inc. | ctoreit.com Meaningful Property Cash Flow & Leasing Momentum 14 1% 5% 4% 6% 15% 10% 18% 9% 6% 5% 6% 15% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 19.0% 20.0% Lease Rollover Schedule (1) % of ABR Expiring Leases Signed in 2022 ▪ YTD Q3 2022 Year - Over - Year Same - Property NOI 21.5% o 31.5% YTD Q3 2022 multi - tenant same - property NOI growth o 6.1% YTD Q3 2022 single tenant same - property NOI growth ▪ YTD Q3 2022 Leasing Spreads 18.6% o 58.0% new lease spreads (excluding acquired vacancy) o 4.4% option & renewal spreads ▪ Leased Occupancy 93% o Over 200 bps of future occupancy pickup based on current spread between Occupancy and Leased Occupancy As of September 30, 2022, unless otherwise noted. (1) As of October 26, 2022.

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 15 Ashford Lane will incorporate outdoor seating and eating areas, along with a number of new green spaces, including The Lawn , that will drive a more community - focused experience (Not Owned) (Not Owned) (Not Owned) THE HALL Ashford Lane Atlanta, GA Acquired as Perimeter Place in 2020, with an opportunity to up - tier through targeted lease - up, an improved tenant mix and market repositioning ▪ High barrier - to - entry location with new residential projects, increasing density and 24 - hour demand ▪ Near southeast corporate headquarters for UPS, State Farm, First Data, IHG and Mercedes Benz ▪ 5 - mile population of more than 248,000; 5 - mile average household income of $164,000 THE HALL

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – Ashford Lane, Atlanta, GA 16 Ashford Lane is being repositioned as a higher - end shopping and dining destination within a growing and relatively affluent submarket of Atlanta ▪ Opportunity to deliver increased rental rates with higher - end tenants supported by new multi - family and office development ▪ Additional green space, outdoor seating and eating areas will support improved foot traffic and offer restaurant - focused amenities ▪ Signed new leases with the following notable tenants in 2021 and 2022: Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA Ashford Lane Atlanta, GA

© CTO Realty Growth, Inc. | ctoreit.com Repositioning – 125 Lincoln & 150 Washington, Santa Fe, NM 17 Signed a 9,200 square foot lease with the Rosewood Inn of Anasazi operator who will create four high - end suites on the 4 th floor ▪ Two - building property with dedicated underground parking in the heart of Santa Fe, just north of the historic Santa Fe Plaza ▪ Recently installed paid parking system to drive increased operational cash flow ▪ Currently negotiating letters of intent and forms of lease with multiple prospective tenants ▪ Prime 12,000 square foot street - level vacancy available for lease to anchor the property’s repositioning in the market Plaza 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM 125 Lincoln & 150 Washington Santa Fe, NM

Consistent Dividend Growth



Cash Dividend Per Share Paid (Split Adjusted)
CTO converted to a REIT in December of 2020, accelerating the required dividend payout
Increasing cash flow and earnings have driven a more than **63% increase** to CTO's annualized common stock dividend since 2020
$0.01
$0.01
$0.02
$0.02
$0.02
$0.03
$0.05
$0.07
$0.12
$0.91
$1.33
$1.48
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022(1)

- 46 consecutive years of paying a common dividend
- Under current management (beginning in 2011), the Company's common stock cash dividend has grown in each of the last 10 years
- Company policy is to target a payout ratio of 100% of taxable income
- Dividend increases are driven by increasing taxable income and free cash flow
- Current midpoint of guidance[2] implies an 84% 2022E AFFO per share dividend payout ratio

7.6%
Annualized Per Share Cash Dividend Yield[3]

$1.52
Current Annualized Per Share Cash Dividend

(1) Implied 2022 dividend calculated as the paid Q1, Q2 and Q3 2022 dividends of $0.36, 0.37 and 0.38 per common share, respectively, annualized to indicate the implied dividends that could be paid in all of 2022. The 2022 implied dividend is presented for illustrative purposes only and there are no guarantees the Company will pay a dividend in the future.
(2) 2022E AFFO per share for CTO is the midpoint of guidance, as provided on October 27, 2022.
(3) Based on $20.02 per share common stock price as of October 26, 2022.

© CTO Realty Growth, Inc. | ctoreit.com
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© CTO Realty Growth, Inc. | ctoreit.com 2022 Guidance 19 $ and shares outstanding in millions, except per share data. As of October 27, 2022, unless otherwise noted. CTO has provided guidance indicating as much as 55% year - over - year Core FFO per share growth in 2022. Low High Investments $271 million – $271 million $271 million of investments Target Initial Cash Yield 7.25% – 7.25% 7.25% Dispositions $81 million – $83 million $81 million of dispositions Target Disposition Cash Yield 6.15% – 6.25% 6.22% Core FFO Per Diluted Share $1.71 – $1.74 $1.41 YTD in Q3 2022 AFFO Per Diluted Share $1.79 – $1.82 $1.47 YTD in Q3 2022 Weighted Average Diluted Shares Outstanding 18.2 million – 18.2 million 18.0 million YTD in Q3 2022 Revised 2022 Year - To - Date Performance

Balance Sheet

- Significant liquidity for opportunistic growth
- No near-term debt maturities
- Minimal exposure to floating interest rates

- 43% net debt-to-total enterprise value (TEV)
- 6.4x Net Debt-to-Pro Forma EBITDA

Debt Maturities


$51
$83
$100
$139
2022
2023
2024
2025
2026
2027
2028
2029
2030
Unsecured
Secured
Revolving Credit Facility (1)

Component of Long-Term Debt	Type	Principal	Interest Rate
Revolving Credit Facility	Floating	$38.5 million	SOFR + 10 bps + [1.25% - 2.20%]
2025 Convertible Senior Notes	Fixed	$51.0 million	3.88%
2026 Term Loan(2)	Fixed	$65.0 million	SOFR + 10 bps + [1.25% - 2.20%]
2027 Term Loan(3)	Fixed	$100.0 million	SOFR + 10 bps + [1.25% - 2.20%]
2028 Term Loan(4)	Fixed	$100.0 million	SOFR + 10 bps + [1.20% - 2.15%]
Mortgage Note	Fixed	$17.8 million	4.06%
Total Debt	**10% Floating**	**$372.3 million**	**3.44%**

As of September 30, 2022.
$ and shares outstanding in millions.
(1) Reflects $38.5 million outstanding under the Company's $300 million senior unsecured revolving credit facility; the Company's senior unsecured revolving credit facility matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions; the maturity date reflected assumes the Company exercises the one-year extension option.
(2) The Company utilized interest rate swaps on the $65.0 million 2026 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 0.26% plus the 10 bps SOFR adjustment plus the applicable spread.
(3) The Company utilized interest rate swaps on the $100.0 million 2027 Term Loan balance to fix SOFR and achieve a fixed swap rate of 0.64% plus the 10 bps SOFR adjustment plus the applicable spread.
(4) The Company entered into interest rate swaps on the $100.0 million 2028 Term Loan balance to fix SOFR and achieve a weighted average fixed swap rate of 3.78% plus the 10 bps SOFR adjustment plus the applicable spread.

© CTO Realty Growth, Inc. | ctoreit.com
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© CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team CTO Realty Growth is led by an experienced management team with meaningful shareholder alignment , deep industry relationships and a strong long - term track record. 21 John P. Albright President & Chief Executive Officer ▪ Former Co - Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director for the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matthew M. Partridge Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Operating Officer and Chief Financial Officer of Hutton; Executive Vice President, Chief Financial Officer and Secretary of Agree Realty Corporation (NYSE: ADC); and Vice President of Finance for Pebblebrook Hotel Trust (NYSE: PEB) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Helal A. Ismail Vice President – Investments ▪ Former Associate of Jefferies Real Estate Gaming and Lodging Investment Banking and Manager at B - MAT Homes, Inc.

© CTO Realty Growth, Inc. | ctoreit.com ESG – Corporate Responsibility CTO Realty Growth is committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. 22 Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

© CTO Realty Growth, Inc. | ctoreit.com ESG – Environmental Responsibility 23 Over the past nine years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

© CTO Realty Growth, Inc. | ctoreit.com Key Takeaways 24 Earnings Growth Through Capital Recycling Strong, long - term track record of monetizing assets at favorable spreads to drive accretive earnings growth and attractive risk - adjusted returns .. Attractive Dividend and Improving Payout Ratio CTO paid a $ 0 .. 38 third quarter cash dividend, representing a 7 .. 6 % in - place annualized yield and improved AFFO payout ratio ( 84 % based on the midpoint of 2022 AFFO guidance) driven by the monetization and reinvestment of low cap rate, single tenant properties and non - income producing assets and strong same - store net operating income growth .. Valuation upside to the Peer Group Valuation upside as CTO is faster growing with a comparable 2022 E FFO multiple compared to the slower growing, retail - focused peers .. Differentiated Investment Strategy Retail - based investment strategy focused on grocery - anchored, traditional retail and mixed - use properties with value - add or long - term residual value opportunities with strong real estate fundamentals in growing markets that can be acquired at meaningful discounts to replacement cost .. High - Quality Portfolio in Faster Growing, Business Friendly Locations with Operational Upside Recently constructed real estate portfolio with a durable, stable tenant base located in faster growing, business friendly markets such as Atlanta, Dallas, Raleigh, Richmond, Phoenix, Jacksonville, Tampa, Houston, and Salt Lake City, with acquired vacancy and/or repositioning upside .. Profitable External Investment Management External management of Alpine Income Property Trust, Inc .. (NYSE : PINE), a high - growth, publicly traded, single tenant net lease REIT, provides excellent in - place cash flow and significant valuation upside through the CTO’s 16 % retained ownership position .. Stable and Flexible Balance Sheet Conservatively levered balance sheet with ample liquidity, no near - term debt maturities and a demonstrated access to multiple capital sources provides financial stability and flexibility .. As of October 26, 2022, unless otherwise noted.

NYSE: CTO Appendix The Shops at Legacy Plano, TX

Schedule of Properties

Property	Market	Asset Type	Property Type	Square Feet	In-Place Occupancy	Leased Occupancy	% of ABR
West Broad Village – Glen Allen, VA	Richmond, VA	Multi-Tenant	Mixed Use	392,007	83%	83%	13%
The Shops at Legacy – Plano, TX	Dallas, TX	Multi-Tenant	Mixed Use	237,366	92%	96%	12%
Ashford Lane – Atlanta, GA	Atlanta, GA	Multi-Tenant	Retail	277,407	78%	86%	11%
Beaver Creek Crossings – Apex, NC	Raleigh, NC	Multi-Tenant	Retail	321,977	94%	98%	8%
Madison Yards – Atlanta, GA	Atlanta, GA	Multi-Tenant	Retail	162,521	99%	99%	8%
The Strand – Jacksonville, FL	Jacksonville, FL	Multi-Tenant	Retail	210,973	91%	95%	8%
Crossroads Towne Center – Chandler, AZ	Phoenix, AZ	Multi-Tenant	Retail	244,843	100%	100%	7%
Fidelity – Albuquerque, NM	Albuquerque, NM	Single Tenant	Office	210,067	100%	100%	6%
Price Plaza Shopping Center – Katy, TX	Houston, TX	Multi-Tenant	Retail	205,813	95%	95%	5%
125 Lincoln & 150 Washington - Santa Fe, NM	Santa Fe, NM	Multi-Tenant	Mixed Use	137,209	75%	84%	4%
The Exchange at Gwinnett - Buford, GA	Atlanta, GA	Multi-Tenant	Retail	69,266	92%	96%	4%

As of October 26, 2022, unless otherwise noted.

© CTO Realty Growth, Inc. | ctoreit.com

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© CTO Realty Growth, Inc. | ctoreit.com Schedule of Properties 27 Property Market Asset Type Property Type Square Feet In - Place Occupancy Leased Occupancy % of ABR Sabal Pavilion – Tampa, FL Tampa, FL Single Tenant Office 120,500 100% 100% 4% Jordan Landing – West Jordan, UT Salt Lake City, UT Multi - Tenant Retail 170,996 100% 100% 3% Eastern Commons – Henderson, NV Las Vegas, NV Multi - Tenant Retail 133,304 100% 100% 2% General Dynamics – Reston, VA Washington, DC Single Tenant Office 64,319 100% 100% 2% Landshark Bar & Grill – Daytona Beach, FL Daytona Beach, FL Single Tenant Retail 6,264 100% 100% 1% Westcliff Shopping Center – Fort Worth, TX Dallas, TX Multi - Tenant Retail 134,693 61% 61% < 1% 369 N. New York Ave – Winter Park, FL Orlando, FL Multi - Tenant Mixed Use 30,296 84% 100% < 1% Crabby’s Oceanside – Daytona Beach, FL Daytona Beach, FL Single Tenant Retail 5,780 100% 100% < 1% As of October 26, 2022, unless otherwise noted.

© CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non - GAAP Financial Measures 28 Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended .. Forward - looking statements can typically be identified by words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words .. Although forward - looking statements are made based upon management’s present expectations and reasonable beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward - looking statements .. Such factors may include, but are not limited to : the Company’s ability to remain qualified as a REIT ; the Company’s exposure to U .. S .. federal and state income tax law changes, including changes to the REIT requirements ; general adverse economic and real estate conditions ; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, global supply chain disruptions, and ongoing geopolitical war ; the ultimate geographic spread, severity and duration of pandemics such as the COVID - 19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations ; the inability of major tenants to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business ; the loss or failure, or decline in the business or assets of PINE ; the completion of 1031 exchange transactions ; the availability of investment properties that meet the Company’s investment goals and criteria ; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales ; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2021 and other risks and uncertainties discussed from time to time in the Company’s filings with the U .. S .. Securities and Exchange Commission .. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management .. Readers are cautioned not to place undue reliance on these forward - looking statements, which speak only as of the date of this presentation .. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances .. Non - GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) .. We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma EBITDA”), and Same - Property Net Operating Income (“Same - Property NOI”), each of which are non - GAAP financial measures .. We believe these non - GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs .. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same - Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements ; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures ..

© CTO Realty Growth, Inc. | ctoreit.com Non - GAAP Financial Measures 29 Non - GAAP Financial Measures (continued) We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT .. NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries .. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, impact fee credits, subsurface sales, and land sales, in addition to the mark - to - market of the Company’s investment securities and interest related to the 2025 Convertible Senior Notes, if the effect is dilutive .. To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above - and below - market lease related intangibles, and other unforecastable market - or transaction - driven non - cash items .. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non - cash revenues and expenses such as straight - line rental revenue, non - cash compensation, and other non - cash amortization, as well as adding back the interest related to the 2025 Convertible Senior Notes, if the effect is dilutive .. Such items may cause short - term fluctuations in net income but have no impact on operating cash flows or long - term operating performance .. We use AFFO as one measure of our performance when we formulate corporate goals .. To derive Pro Forma EBITDA, GAAP net income or loss is adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write - downs associated with depreciable real estate assets and real estate related depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, non - cash revenues and expenses such as straight - line rental revenue, amortization of deferred financing costs, above - and below - market lease related intangibles, non - cash compensation, and other non - cash income or expense .. Cash interest expense is also excluded from Pro Forma EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities .. To derive Same - Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude extraordinary items (as defined by GAAP), gain or loss on disposition of assets, gain or loss on extinguishment of debt, impairment charges, and depreciation and amortization, including the pro rata share of such adjustments of unconsolidated subsidiaries, if any, non - cash revenues and expenses such as above - and below - market lease related intangibles, straight - line rental revenue, and other non - cash income or expense .. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loan and master lease investments are also excluded from Same - Property NOI .. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented .. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loan and master lease investments in accordance with GAAP is also used in lieu of the interest income equivalent .. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions .. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non - cash revenues or expenses .. We also believe that Pro Forma EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non - cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance .. We use Same - Property NOI to compare the operating performance of our assets between periods .. It is an accepted and important measurement used by management, investors and analysts because it includes all property - level revenues from of the Company’s rental properties, less operating and maintenance expenses, real estate taxes and other property - specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods .. Same - Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company's properties .. FFO, Core FFO, AFFO, Pro Forma EBITDA, and Same - Property NOI may not be comparable to similarly titled measures employed by other companies ..

© CTO Realty Growth, Inc. | ctoreit.com References & Contacts 30 References and terms used in this presentation that are in addition to terms defined in the Non - GAAP Financial Measures include : ▪ This presentation has been published on October 27 , 2022 .. ▪ All information is as of September 30 , 2022 , unless otherwise noted .. ▪ Any calculation differences are assumed to be a result of rounding .. ▪ “ 2022 Guidance” is based on the 2022 Outlook provided in the Company’s Third Quarter 2022 Operating Results press release filed on October 27 , 2022 .. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE .. ▪ “Annualized Straight - line Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on our current portfolio and represent straight - line rent calculated in accordance with GAAP .. ▪ “ 2022 Net Operating Income” or “ 2022 NOI” is budgeted 2022 property - level net operating income based on the Company’s portfolio as of October 20 , 2022 .. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”) .. An “Investment Grade Rated Tenant” or “IG” references a Credit Rated tenant or the parent of a tenant, or credit rating thereof with a rating of BBB - , Baa 3 or NAIC - 2 or higher from one or more of the Major Rating Agencies .. ▪ “Contractual Base Rent” or “CBR” represents the amount owed to the Company under the terms of its lease agreements at the time referenced .. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain our qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future .. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2 , 173 , 865 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price .. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced .. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U .. S .. Office of Management and Budget .. The names of the MSA have been shortened for ease of reference .. ▪ “Net Debt” is calculated as our total long - term debt as presented on the face of our balance sheet ; plus financing costs, net of accumulated amortization and unamortized convertible debt discount ; less cash, restricted cash and cash equivalents .. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense .. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price ; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt .. ▪ “Total Common Shares Outstanding” equaled 18 , 800 , 010 shares .. Investor Inquiries : Matthew M .. Partridge Senior Vice President, Chief Financial Officer and Treasurer (407) 904 - 3324 mpartridge@ctoreit .. com

Consolidated Statements of Operations

CTO Realty Growth, Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except share, per share and dividend data)

	Three Months Ended		Nine Months Ended	
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Revenues				
Income Properties	$ 17,694	$ 13,734	$ 49,229	$ 36,757
Management Fee Income	951	940	2,835	2,361
Interest Income From Commercial Loans and Investments	1,323	726	3,331	2,136
Real Estate Operations	3,149	1,177	4,395	4,318
Total Revenues	**23,117**	**16,577**	**59,790**	**45,572**
Direct Cost of Revenues				
Income Properties	(5,115)	(3,984)	(13,943)	(9,688)
Real Estate Operations	(1,661)	(252)	(1,940)	(867)
Total Direct Cost of Revenues	(6,776)	(4,236)	(15,883)	(10,555)
General and Administrative Expenses	(3,253)	(2,680)	(8,972)	(8,477)
Impairment Charges	–	–	–	(16,527)
Depreciation and Amortization	(7,305)	(5,567)	(20,401)	(15,428)
Total Operating Expenses	**(17,334)**	**(12,483)**	**(45,256)**	**(50,987)**
Gain on Disposition of Assets	4,973	22,666	4,728	28,106
Loss on Extinguishment of Debt	–	–	–	(641)
Other Gains and Income	**4,973**	**22,666**	**4,728**	**27,465**
Total Operating Income	**10,756**	**26,760**	**19,262**	**22,050**
Investment and Other Income (Loss)	(3,065)	(797)	(6,270)	8,438
Interest Expense	(3,037)	(1,986)	(7,216)	(6,851)
Income Before Income Tax Benefit (Expense)	**4,654**	**23,977**	**5,776**	**23,637**
Income Tax Benefit (Expense)	163	(30)	461	4,371
Net Income Attributable to the Company	**4,817**	**23,947**	**6,237**	**28,008**
Distributions to Preferred Stockholders	(1,195)	(1,129)	(3,586)	(1,129)
Net Income Attributable to Common Stockholders	$ **3,622**	$ **22,818**	$ **2,651**	$ **26,879**
Earnings Per Share:				
Basic	$ 0.20	$ 1.29	$ 0.15	$ 1.52
Diluted	$ 0.19	$ 1.29	$ 0.15	$ 1.52
Weighted Average Number of Common Shares				
Basic	18,386,435	17,703,284	18,044,299	17,678,701
Diluted	21,505,460	17,703,284	18,044,299	17,678,701

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© CTO Realty Growth, Inc. | ctoreit.com Same - Property NOI 32 Three Months Ended September 30, 2022 September 30, 2021 Net Income Attributable to the Company $ 4,817 $ 23,947 Gain on Disposition of Assets (4,973) (22,666) Depreciation and Amortization per Income Statement 7,305 5,567 Amortization of Intangibles to Lease Income (507) 86 Straight - Line Rent Adjustment 600 669 COVID - 19 Rent Deferrals (26) (84) Accretion of Tenant Contribution 38 38 Interest Expense 3,037 1,986 General and Administrative Expenses 3,253 2,680 Investment and Other Loss (Income) 3,065 797 Income Tax Benefit (Expense) (163) 30 Real Estate Operations Revenues (3,149) (1,177) Real Estate Operations Direct Cost of Revenues 1,661 252 Management Fee Income (951) (940) Interest Income from Commercial Loans and Investments (1,323) (726) Less: Impact of Properties Not Owned for the Full Reporting Period (4,219) (2,898) Same - Property NOI $ 8,465 $ 7,561 Year - Over - Year Growth 12.0% CTO Realty Growth, Inc. Same - Property NOI Reconciliation (Unaudited, in thousands)

Non-GAAP Financial Measures

CTO REALTY GROWTH

CTO Realty Growth, Inc.
Non-GAAP Financial Measures
(Unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended	
	September 30, 2022	September 30, 2021	September 30, 2022	September 30, 2021
Net Income Attributable to the Company	$ 4,817	$ 23,947	$ 6,237	$ 28,008
Add Back: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes (1)	539	—	—	—
Net Income Attributable to the Company, If-Converted	$ 5,356	$ 23,947	$ 6,237	$ 28,008
Depreciation and Amortization	7,283	5,567	20,359	15,428
Gains (Loss) on Disposition of Assets	(4,973)	(22,666)	(4,728)	(28,106)
Gain on Disposition of Other Assets	(1,509)	(974)	(2,473)	(3,549)
Impairment Charges, Net	—	—	—	12,474
Unrealized (Gain) Loss on Investment Securities	3,754	1,326	8,102	(6,894)
Funds from Operations	$ 9,911	$ 7,200	$ 27,497	$ 17,361
Distributions to Preferred Stockholders	(1,195)	(1,129)	(3,586)	(1,129)
Funds from Operations Attributable to Common Stockholders	$ 8,716	$ 6,071	$ 23,911	$ 16,232
Loss on Extinguishment of Debt	—	—	—	641
Amortization of Intangibles to Lease Income	507	(86)	1,485	(820)
Less: Effect of Dilutive Interest Related to 2025 Convertible Senior Notes (1)	(539)	—	—	—
Core Funds from Operations Attributable to Common Stockholders	$ 8,684	$ 5,985	$ 25,396	$ 16,053
Adjustments:				
Straight-Line Rent Adjustment	(600)	(669)	(1,645)	(1,844)
COVID-19 Rent Repayments	26	84	79	738
Other Depreciation and Amortization	(29)	(154)	(199)	(528)
Amortization of Loan Costs and Discount on Convertible Debt	64	442	510	1,395
Non-Cash Compensation	812	734	2,423	2,434
Non-Recurring G&A	—	—	—	155
Adjusted Funds from Operations Attributable to Common Stockholders	$ 8,957	$ 6,422	$ 26,564	$ 18,403
FFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.41	$ 0.34	$ 1.33	$ 0.92
Core FFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.47	$ 0.34	$ 1.41	$ 0.91
AFFO Attributable to Common Stockholders per Common Share – Diluted	$ 0.49	$ 0.36	$ 1.47	$ 1.04

(1) A total of 3.1 million shares representing the dilutive impact of the 2025 Notes, upon adoption of ASU 2020-06 effective January 1, 2022, were included in the computation of diluted net income per share attributable to common stockholders for the three months ended September 30, 2022. A total of 3.1 million shares representing the dilutive impact of the 2025 Notes, were not included in the computation of diluted net income per share attributable to common stockholders for the nine months ended September 30, 2022 because they were antidilutive to the net income of under $2.6 million.

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© CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma EBITDA 34 CTO Realty Growth, Inc. Reconciliation of Net Debt to Pro Forma EBITDA (Unaudited, in thousands) Three Months Ended September 30, 2022 Net Income Attributable to the Company $ 4,817 Depreciation and Amortization 7,283 Gain on Disposition Assets (4,973) Gain on Disposition of Other Assets (1,509) Unrealized Loss on Investment Securities 3,754 Distributions to Preferred Stockholders (1,195) Straight - Line Rent Adjustment (600) Amortization of Intangibles to Lease Income 507 Other Depreciation and Amortization (29) Amortization of Loan Costs and Discount on Convertible Debt 64 Non - Cash Compensation 812 Interest Expense, Net of Amortization of Loan Costs and Discount on Convertible Debt 2,819 EBITDA $ 11,750 Annualized EBITDA $ 47,000 Pro Forma Annualized Impact of Current Quarter Acquisitions and Dispositions, Net (1) 3,834 Pro Forma EBITDA $ 50,834 Total Long - Term Debt 370,248 Financing Costs, Net of Accumulated Amortization 1,682 Unamortized Convertible Debt Discount 404 Cash & Cash Equivalents (9,532) Restricted Cash (37,292) Net Debt $ 325,510 Net Debt to Pro Forma EBITDA 6.4x (1) Reflects the pro forma annualized impact on Annualized EBITDA of the Company’s acquisition and disposition activity during th e t hree months ended September 30, 2022.

REALTY GROWTH The Strand at St. John’s Town Center Jacksonville, FL